UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2026

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Canon's Court, 22 Victoria Street
Hamilton HM 12, Bermuda
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (441) 298-3300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On April 23, 2026, Genpact Limited, a Bermuda company (the “Company”), held its 2026 annual general meeting of shareholders (the “Annual Meeting”) at 521 Fifth Avenue, 14th Floor, New York, NY. At the Annual Meeting, Company shareholders voted on three proposals. The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.
Proposal 1

Company shareholders elected each of the nominees to the Company’s Board of Directors as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
Balkrishan Kalra	135,442,084	404,849	47,997	9,589,913
James Madden	128,675,764	7,166,730	52,436	9,589,913
Laura Conigliaro	131,407,566	4,438,426	48,938	9,589,913
Nicholas Gangestad	135,761,342	88,752	44,836	9,589,913
John Hinshaw	135,717,053	131,972	45,905	9,589,913
Carol Lindstrom	132,572,200	3,250,900	71,830	9,589,913
CeCelia Morken	134,719,348	1,127,586	47,996	9,589,913
Brian Stevens	135,791,886	58,240	44,804	9,589,913
Thimaya Subaiya	135,760,871	92,231	41,828	9,589,913
Mark Verdi	135,035,615	806,679	52,636	9,589,913

Proposal 2

Company shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	125,882,016
Votes cast against	9,847,642
Votes abstaining	165,272
Broker non-votes	9,589,913

Proposal 3

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year as set forth below:

Votes cast in favor	134,484,965
Votes cast against	10,944,301
Votes abstaining	55,577

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: April 29, 2026	By:	/s/ Sydney Schaub
	Name:	Sydney Schaub
	Title:	Senior Vice President, Chief Legal Officer and Secretary